SASCO 2005-S2
Credit Risk Manager Report
October 2005
2005 Clayton Fixed Income Services Inc. All rights reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell,or hold that or any other security.The Report is based upon information provided to The Clayton Fixed Income Services by third parties and therefore Clayton cannot, and does not, warrant that the information contained in this Report is accurate or complete.
2005 Clayton Fixed Income Services Inc. All rights reserved.


Table of Contents

Section One       Executive Summary
Section Two       Loan-Level Report
Section Three     Prepayment Premium Analysis
Section Four      Analytics

2005 Clayton Fixed Income Services Inc. All rights reserved.

Section One
Executive Summary
2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S2 Executive Summary October 2005
Transaction Summary
Closing Date: 04/29/2005
Depositor: Structured Asset Securities Corporation
Trustee(s): U. S. Bank
Master Servicer: Aurora Loan Services Master Servicing
Servicer(s): Aurora Loan Services, Chase Home Finance, GMAC Mortgage,
             Wells Fargo / ASC
Delinquency Reporting Method: OTS1

Collateral Summary
			Closing Date	9/30/2005(2)	9/30/2005 as a
							Percentage of Closing
							Date

Collateral Balance 	$401,050,322 	$323,496,186	80.66%

Loan Count 		7,962		6,568		82.49%

1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Clayton Fixed Income Services Inc. by the servicers on a monthly basis.
2005 Clayton Fixed Income Services Inc. All rights reserved.


Collateral Statistics

					Loan Count 	Summed Balances

First Payment Default			8		$354,350
Early Payment Defaults*			35		$2,022,273
Multiple Loans to One Borrower  	325		$9,560,767

*A default that occurs on the second or third scheduled payment.


Natural Disasters

Clayton identified 508 properties within this security which are located in areas that have been designated as FEMA disaster areas as a result of recent natural disasters. These disasters include: Hurricanes Katrina, Rita, and Wilma and the New Hampshire floods. Of these properties, 442 are located in areas covered by individual assistance which allows for individuals to file personal claims with FEMA up to $26,200. The total unpaid principal balance of the loans covered by individual assistance is $17,029,114.

The remaining 66 properties are covered by public assistance which allows for individual claims, but gives first priority to municipal officials to file claims for infrastructure repairs. The total unpaid principal balance covered by public assistance is $2,315,111. The chart below breaks down the loans Clayton identified with the most risk to the security from these natural disasters.

Loan     Location     Delinquency   UPB as of    Value Decline     Type of
Number		         as of      9/30/2005  (Prior to Disaster) Disaster
	               9/30/2005            			   Coverage

*6321713 New Orleans,  180-days      $19,951        ($25,000)      Individual
	 LA	      				(15.6% increase)

6321708  Houston, TX   150-days      $53,341     $112,000 (41.9%)  Individual


6321701  Minden, LA    240-days      $20,000     $10,000 (13.3%)   Public

*Although this loan increased in value according to the most recent valuation, which occurred before Hurricane Katrina, the property is located in an area associated with heavy flooding.

2005 Clayton Fixed Income Services Inc. All rights reserved.

Prepayments

Remittance	Beginning Collateral	Total 			Percentage of
Date		Balance			Prepayments		Prepayment

10/25/2005	$326,289,465		$14,786,710		4.53
9/25/2005   	$342,828,937		$16,346,404		4.77
8/25/2005 	$355,132,749		$12,106,560		3.41

Prepayment Premium Analysis

Prepayment Premium Issues
In the 10/25/2005 remittance, 54 loans with active prepayment premium flags were paid off. The servicer remitted premiums for 52 of these loans totaling $118,198. Premiums were remitted for six loans that did not have active flags, totaling $9,504. Additionally, one prepayment premium was refunded because the borrower provided proof of a third party sale. Lastly, two loans were paid in full with active flags and no premium was remitted; Clayton asked the appropriate servicer to explain why a premium was not remitted. The total amount remitted to the P Class was $125,786. Please refer to the Prepayment Premium Analysis section of this report for more details.

Loss Analysis

High Loss Amounts and/or High Loss Severities

During the 10/25/2005 distribution cycle this security had one realized loss. Loan number 6327567 was charged off and passed a loss of $61,561 through to the trust, representing a loss severity of 107 percent.

2005 Clayton Fixed Income Services Inc. All rights reserved.


Section Two

Loan-Level Report

2005 Clayton Fixed Income Services Inc. All rights reserved.

Loan-Level Report Definitions
 FICO : Represents the borrower's credit score at the time of securitization/origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Clayton Fixed Income Services Inc. uses this date to calculate delinquencies.
 Valuation: Represents what is believed to be the most accurate known value of a property based on Clayton Fixed Income Services Inc.'s internal formulas. Several value appraisals may exist for a believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.
 Liquidation Date: Clayton Fixed Income Services Inc.'s internal estimate of the date on which the proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.
 Estimated Loss/(Gain): Clayton Fixed Income Services Inc.'s internal estimate of the loss (or gain) that experience if it liquidates on the Liquidation Date.
 Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan. The right-most character specifies the last known delinquency status, according to the following:
C: The contractually due payment arrived on time.
3: The contractually due payment had not arrived within thirty days.
6: The contractually due payment had not arrived within sixty days.
9: The contractually due payment had not arrived within ninety days.
F: The property is in the process of foreclosure.
R: The property is real estate owned (REO).
0: The mortgage has either liquidated or been paid off.

Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.

2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S2 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: September 30, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
11/1/2006 6322373 $400,000
80.34%
$50,000
$49,929
BPO
4/28/2005
3FFFFF
Monitor
$500,000
$560,000
$0
0.00%
10.00%
8.91%
12/1/2004
2/1/2005
NY
640
Default Reason: (Unknown)
10/7/2005 An updated BPO was performed on 4/28/2005 and it values the property at $560,000. The servicer initiated foreclosure on 5/27/2005.
1/1/2007 6322628 $67,200
99.75%
$12,600
$12,600
BPO
4/28/2005
369FF9
Monitor - BK
$84,000
$80,000
$12,600
100.00%
15.00%
15.75%
3/1/2005
2/1/2005
NE
731
Default Reason: (Unknown)
11/11/2005 The foreclosure process was placed on hold because the borrower filed for Chapter 11 bankruptcy on 8/31/2005. The latest valuation, dated 4/28/2005, shows this charge off this loan. property declining in value by $4,000. According to Clayton's equity analysis there is insufficient equity to initiate foreclosure. Clayton asked the servicer to
NE 3/1/2005 BPO $255,000 $36,750 14.41% $196,000 $36,750 1/1/2007 6322629
150.16% $36,750 4/28/2005
36FFF9
Monitor - BK $155,000 100.00% 23.70% 2/1/2005 731
Default Reason: (Unknown)
11/11/2005 Based on our inquiry the servicer stopped foreclosure. The borrower entered Chapter 11 bankruptcy on 8/31/2005. Clayton will monitor this loan for post made. petition payments or charge off. Clayton also asked the servicer to charge off this loan is the bankruptcy was confirmed and no post petition payments are being
MN 3/1/2005 BPO $289,000 20.00% $57,800 $57,800 $231,200 10/1/2006 369999
6324587
128.44% $57,800 4/30/2005 Monitor $225,000 100.00% 25.68% 2/1/2005 723
Default Reason: (Unknown)
11/11/2005 This loan is located in Minnesota which has a foreclosure and redemption timeline of nine months. Clayton asked the servicer to charge off this loan.
6/1/2006 6324947 $650,000
159.97%
$150,000
$149,875
BPO
6/7/2005
C36FFF
Monitor
$825,000
$500,000
$149,875
99.91%
18.18%
29.97%
2/1/2005
3/1/2005
CA
627
Default Reason: (Unknown)
11/11/2005 Clayton is currently awaiting a response from the servicer explaining why foreclosure was initiated when the senior lien balance is greater than the latest valuation.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S2 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: September 30, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
8/1/2006 6320861 $264,000
101.56%
$66,000
$66,000
BPO
4/13/2005
699999
Monitor
$336,000
$324,900
$66,000
100.00%
19.64%
20.31%
2/1/2005
1/1/2005
MN
720
delinquent as of the security cut-off date. We have inquired with the master servicer about this violating the representations and warranties of this security.
Default Reason: (Unknown)
10/7/2005 This loan was added to the Watchlist because it is a first-payment default. A notice of intent was sent on 4/28/2005. This loan appears to have been 60 days
MI 2/1/2005 BPO 20.00% $500,000 $100,000 8/1/2006 6320923 $399,900
121.92%
$100,000
$100,000 9/28/2005
699999
Monitor $410,000 100.00% 24.39% 1/1/2005 682
Default Reason: (Unknown)
11/14/2005 Consider the low equity position for this loan, Clayton asked the servicer to charge off this loan.
8/1/2006 6321323 $206,550
121.49%
$36,450
$36,434
BPO
9/28/2005
699999
Monitor
$245,000
$200,000
$36,434
99.95%
14.87%
18.21%
1/1/2005
1/1/2005
NJ
716
Default Reason: (Unknown)
11/11/2005 This loan is located in New Jersey which has a foreclosure and redemption timeline of 10 months. Clayton asked the servicer to charge off this loan.
2/1/2006 6321646 $133,600
113.22%
$33,400
$33,400
BPO
5/5/2005
369999
Monitor - BK
$167,000
$147,500
$33,400
100.00%
20.00%
22.64%
3/1/2005
2/1/2005
TX
603
complete.
Default Reason: (Unknown)
11/11/2005 The borrower is still in Chapter 13 bankruptcy according to the data provided to Clayton by the servicer. We will continue to monitor this loan for bankruptcy to
LA 2/1/2005 BPO $75,000 $20,000 26.66% $54,328 $20,000 6321701 6/1/2006 699999
114.35% $20,000 4/14/2005 Monitor $65,000 100.00% 30.76% 1/1/2005 663
Default Reason: (Unknown)
decrease and over 240 days delinquent. Clayton asked the servicer to charge off this loan as there appears to be insufficient equity. 11/11/2005 This loan is located in Louisiana which has a foreclosure and redemption timeline of six months. This loan is also in a FEMA declared disaster area with a value
TX 3/1/2005 BPO $267,000 20.00% $53,400 $53,341 $213,600 4/1/2006 CC3699 6321708

172.22% $53,341 7/6/2005 Monitor $155,000 99.89% 34.41% 4/1/2005 673
Default Reason: (Unknown)
11/14/2005 This loan was added to the Watchlist because it is in a FEMA declared disaster area with a value decrease and over 150 days delinquent.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S2 Loan-Level Report Mortgage Data Through: September 30, 2005 Watchlist
Orig Amount OLTV  Valuation Method CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6321713 $20,000
$19,951
BPO
6/8/2005
$160,000
$185,000
12.50%
10.78%
3/1/2005
3/1/2005
LA
632
Default Reason: (Unknown)
11/14/2005 This loan was added to the Watchlist because it is in a FEMA declared disaster area with a value decrease and over 180 days delinquent.
6321778 $33,600
$33,582
BPO
9/28/2005
$168,000
$167,000
20.00%
20.10%
2/1/2005
2/1/2005
TX
649
foreclosure. Clayton asked the servicer to charge off this loan.
Default Reason: (Unknown)
11/11/2005 The borrower's Chapter 13 bankruptcy ended on 8/25/2005. According to Clayton's equity analysis there does not appear to be sufficient equity to pursue
MO 2/1/2005 BPO 19.85% $140,000 $27,800 2/1/2006 6321948 $27,800
$27,800 4/13/2005 $115,100 24.15% 1/1/2005 655
Default Reason: (Unknown)
11/11/2005 This loan decreased in value by $25,000 or 18 percent since origination. Additionally, according to C&S marketing, this loan has a high fraud score rating. On 11/14/2005 Clayton asked the servicer if this loan has been researched for fraudulent origination, to provide an update on this loan, and to consider charge off.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
Est. Liq. Date Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
8/1/2006 $124,000
77.81%
C36999
Monitor
$0
0.00%
2/1/2006 $134,400
100.58%
669999
Monitor
$33,582
99.94%
$111,200
120.76%
699999
Monitor 100.00%
SASCO 2005-S2 Loan-Level Report Mortgage Data Through: September 30, 2005 Watchlist
Orig Amount OLTV  Valuation Method CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6325717 $14,100
$14,088
BPO
6/13/2005
$77,100
$62,000
18.28%
22.72%
11/1/2004
1/1/2005
MI
679
will monitor the outcome of the bankruptcy and determine the appropriate steps to take thereafter.
Default Reason: (Unknown)
11/11/2005 Clayton received an updated valuation showing a decrease in property value of $15,100 or 20 percent. The borrower filed Chapter 7 bankruptcy on 9/15/2005. We
VA 10/1/2004 BPO $262,000 $52,400 20.00% $209,600 $45,220 6326393 2/1/2006
699999
$52,301 6/20/2005 $268,000 19.51% 1/1/2005 598
Default Reason: (Unknown)
actions.
IL
11/11/2005 The borrower is still in Chapter 13 bankruptcy and no payments have been made. Clayton will monitor for the bankruptcy to end and determine the appropriate
12/1/2004 Appraisal $420,000 20.00% $84,000 $71,021 $336,000 12/1/2006 699999
6326775
$83,925 5/5/2005 $435,000 19.29% 1/1/2005 712
Default Reason: (Unknown)
explain why no actions have been taken as there appears to be sufficient equity to pursue foreclosure. 11/11/2005 According to our data the servicer sent a notice of intent letter on 6/13/2005. This loan is still being reported as 90 days delinquent. Clayton asked the servicer to
GA 12/1/2004 Appraisal $290,000 19.96% $57,900 $57,803 $231,600 2/1/2006 699999
6326958
$57,803 6/14/2005 $245,000 23.59% 1/1/2005 632
Default Reason: (Unknown)
11/11/2005 On 11/11/2005 Clayton asked the servicer to provide an update on this loan. The most recent valuation shows a decrease in value of $45,000 or 16 percent.
charge off this loan. Considering this valuation there appears to be insufficient equity for the junior lien and a charge off seems to be appropriate and Clayton asked the servicer to
MI 2/1/2005 BPO $98,000 18.77% $18,400 $18,395 $73,600 12/1/2006 3699FF 6327741
$18,395 7/25/2005 $47,000 39.13% 2/1/2005 652
Default Reason: (Unknown)
11/11/2005 Clayton is awaiting a response as to why this loan is in foreclosure with a senior lien balance greater than the latest valuation.
6327878 $15,000
$14,991
Appraisal
6/17/2005
$78,000
$64,500
19.23%
23.24%
12/1/2004
1/1/2005
SC
603
Default Reason: (Unknown)
11/11/2005 On 11/11/2005 Clayton asked the servicer to provide an update on this loan. The most recent valuation shows a decrease in value of $13,500 or 17 percent. Considering this valuation there appears to be insufficient equity for the junior lien and a charge off seems to be appropriate.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
Est. Liq. Date Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
8/1/2006 $49,350
102.31%
699999
Monitor - BK
$14,088
99.91%
97.72% Monitor - BK 86.29%
96.53% Monitor 84.54%
118.12% Monitor 99.83%
195.73% Monitor 99.97%
6/1/2006 $60,000
116.26%
699999
Monitor
$14,991
99.93%


Section Three
Prepayment Premium Analysis
2005 Clayton Fixed Income Services Inc. All rights reserved.


Reconciliation of Prepayment Premiums for SASCO 2005-S2
Mortgage Data Through: September 30, 2005

Section 1: Prepayment premiums remitted to the P Class by the trustee.
This information is taken from the Statement to Certificateholders prepared by the trustee.

				Trustee Remittance Date
Class	    25-Oct-05  25-Sep-05  25-Aug-05  25-Jul-05  25-Jun-05  25-May-05
P Class	    $125,786   $116,239   $111,041   $102,794   $68,459    $35,689

Section 2: Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Clayton by the servicers each month.

				Trustee Remittance Date
Servicer    25-Oct-05  25-Sep-05  25-Aug-05  25-Jul-05  25-Jun-05  25-May-05
Total	    $125,786   $116,239	  $111,041   $102,794   $68,459    $35,689

Section 3: Reconciliation of the amounts remitted to the P Class by the trustee and the amounts remitted by the servicers to the trustee.

Amount remitted to P Class: 			$125,786

Amount remitted by Servicers: 			$125,786

Difference:					$0


2005 Clayton Fixed Income Services Inc. All rights reserved.


Aggregate Paid-Off Loans Report for SASCO 2005-S2
Mortgage Data Through: September 30, 2005

Trustee Remittance Date:           25-Oct-05  25-Sep-05  25-Aug-05  25-Jul-05

Loans with Active Prepayment
Flags with Premiums                   52         43         39         31
Remitted ( A )

Loans without Prepayment               6         16          7          1
Flags with Premiums Remitted

Total Loans with Remitted             58         59         46         48
Premiums ( B )

Loans with Active Prepayment          54         43         39         47
Flags ( C )

Loans without Prepayment Flags         6         16          7          1
with Premiums Remitted

Subtotal ( D )                        60         59         46         48

Premiums Remitted for Loans with     96.30%     100%       100%       100%
Active Prepayment Flags (A/C)

Total Loans with Premiums            96.67%     100%       100%       100%
Remitted to the Subtotal (B/D )

Total Paid-Off Loans ( E )            271        315       235        260

Total Loans with Premiums            21.40%     18.73%     19.57%     18.46%
Remitted to the Total Paid-Off
Loans ( B/E )



 2005 Clayton Fixed Income Services Inc. All rights reserved.


Paid-Off Loan Exception Report for SASCO 2005-S2
Mortgage Data Through: September 30, 2005


									TOTAL
Total Paid-Off Loans with Flags 					56

Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the Note)* 		1

Loans that Contained a Clause Allowing Prepayment Premiums to be 	0
Waived at the Time of Liquidation*

Loans that Liquidated from REO* 					0

Loans with Discrepancies between the Data File and the Note		0

Defaulted Liquidated Loans that Could Not Have Collected Premiums	1
because of the Acceleration of the Debt*

Loans that were Liquidated Through Loss Mitigation Efforts*		0

Total Paid-Off Loans with Active Prepayment Flags (C) 			54

Other Exceptions:

Paid-Off Loans that Did Not have Premiums Collected 			0
because of State Statutes

Paid-Off Loans with Active Prepayment Flags that did not have 		2
Premiums Remitted

* These categories are mutually exclusive.

2005 Clayton Fixed Income Services Inc. All rights reserved.

Paid-Off Loans With Prepayment Flags for SASCO 2005-S2
Mortgage Data Through: September 30, 2005

Loan    Delin- Origi-   PPP   Expir-      Payoff   Payoff     PPP   St-  % of
Number  quency nation   Flag  ation       Balance  Date       Remit-ate PPP to
        String Date           Date                            ted       Payoff
6327328	  0    12/30/2004 2   12/30/2006  $96,546  4/6/2005 ($1,916)VA  -2%


6326098	CCCCC0 10/29/2004 3   10/29/2007  $63,705  9/16/2005 $0     VA
0%


6327657	CCCCC0 1/3/2005	  2   1/3/2007	  $35,620  9/28/2005 $0     FL
	 0%


6327567	369990 12/13/2004 3   12/13/2007  $57,700  9/19/2005 $0     CA
0%


6321306	CCCCC0 12/30/2004 0   12/30/2004  $87,676  9/22/2005 $1,754 VA
2%


6321512	CCCCC0 12/14/2004 0   12/14/2004  $34,888  9/22/2005 $1,387 FL
4%


6320453	333360 10/5/2004  0   10/5/2004	  $26,900  9/21/2005 $1,069 CA
	 4%


6320618	CCCCC0 12/14/2004 0   12/14/2004  $76,698  9/13/2005 $2,755 CA
4%


6321912	CCCCC0 1/4/2005	  0   1/4/2005	  $56,819  9/9/2005  $2,099 AZ
	 4%


6321668	CCCC30 1/31/2005  0   1/31/2005	  $43,911  9/14/2005 $439   VA
	 1%


6326719	CCCCC0 10/13/2004 1   10/13/2005  $52,690  9/13/2005 $948   RI
2%


6326789	CCCCC0 8/13/2004  2   8/13/2006	  $50,431  9/23/2005 $2,417 CA
	 5%


6326738	CCCCC0 8/19/2004  2   8/19/2006	  $45,827  9/1/2005  $2,196 CA
	 5%
6326117	CCCCC0 8/25/2004  2   8/25/2006	  $31,866  9/1/2005  $1,452 CA
	 5%
6326704	CCCCC0 8/31/2004  2   8/31/2006	  $27,892  9/29/2005 $1,310 CA
	 5%
6326476	CCCCC0 9/14/2004  2   9/14/2006	  $109,494 9/6/2005  $4,596 CA
	 4%
6326015	CCCCC0 9/27/2004  2   9/27/2006	  $52,740  9/2/2005  $2,107 CA
	 4%
6326144	CCCC30 9/27/2004  2   9/27/2006	  $85,746  9/2/2005  $3,767 CA
	 4%
6326095	CCCCC0 9/29/2004  2   9/29/2006	  $39,079  9/19/2005 $1,758 CO
	 4%
6326733	CCCCC0 9/30/2004  2   9/30/2006	  $26,677  9/9/2005  $1,200 FL
	 4%
6326057	CCCCC0 10/6/2004  2   10/6/2006	  $61,733  9/27/2005 $2,779 FL
	 5%
6325969	CCCCC0 10/12/2004 2   10/12/2006  $167,701 9/27/2005 $5,351 CA
3%
6326494	CCCCC0 10/21/2004 2   10/21/2006  $97,301  9/30/2005 $3,106 CA
3%
6326200	CCCCC0 10/28/2004 2   10/28/2006  $69,342  9/1/2005  $2,910 CA
4%
6326634	CCCCC0 10/29/2004 2   10/29/2006  $74,683  9/30/2005 $2,945 CA
4%
6326453	CCCCC0 10/29/2004 3   10/29/2006  $65,819  9/27/2005 $2,200 CA
3%
6327061	CCCCC0 11/4/2004  2   11/4/2006	  $99,515  9/29/2005 $4,875 NV
	 5%
6327104	CCCCC0 11/9/2004  2   11/9/2006	  $43,259  9/7/2005  $1,720 CA
	 4%
6327019	CCCCC0 11/16/2004 2   11/16/2006  $31,628  9/1/2005  $1,548 AZ
5%
6327486	CCCCC0 11/22/2004 2   11/22/2006  $35,099  9/22/2005 $1,971 AZ
6%
6323015	CCCCC0 12/2/2004  2   12/2/2006	  $53,870  9/16/2005 $2,450 CA
	 5%
6324948	CCCCC0 12/16/2004 2   12/16/2006  $61,821  9/16/2005 $2,718 CA
4%
6324939	CCCCC0 1/7/2005	  2   1/7/2007	  $69,863  9/7/2005  $2,975 CA
	 4%
6320657	CCCCC0 1/31/2005  2   1/31/2007	  $39,155  9/14/2005 $1,463 CA
	 4%
6321249	CCCCC0 1/31/2005  2   1/31/2007	  $95,623  9/12/2005 $3,726 CA
	 4%
6321252	CCCCC0 1/31/2005  2   1/31/2007	  $79,771  9/2/2005  $3,109 CA
	 4%
6326201	CCCCC0 8/5/2004	  3   8/5/2007	  $57,085  9/13/2005 $2,326 CA
	 4%
6326333	CCCCC0 8/31/2004  3   8/31/2007	  $85,562  9/22/2005 $3,413 CA
	 4%
6326570	CCCCC0 8/31/2004  3   8/31/2007	  $21,890  9/12/2005 $985   FL
	 4%
6326108	CCCCC0 9/7/2004	  3   9/7/2007	  $31,779  9/21/2005 $1,429 AZ
	 4%
6326172	CCCCC0 9/9/2004	  3   9/9/2007	  $37,069  9/28/2005 $1,668 NV
	 4%
6326033	CCCCC0 9/17/2004  3   9/17/2007	  $24,299  9/1/2005  $1,093 OR
	 4%
6326462	CCCCC0 10/26/2004 3   10/26/2007  $38,116  9/26/2005 $1,980 AZ
5%
6327035	CCCCC0 11/3/2004  3   11/3/2007	  $49,451  9/26/2005 $2,075 CA
	 4%
6327073	CCCCC0 11/8/2004  3   11/8/2007	  $77,568  9/1/2005  $4,260 CA
	 5%
6327596	CCC360 11/10/2004 3   11/10/2007  $106,141 9/22/2005 $4,084 CA
4%
6327352	CCCCC0 11/18/2004 3   11/18/2007  $41,278  9/28/2005 $1,815 CA
4%
6327126	CCCCC0 11/22/2004 3   11/22/2007  $56,660  9/28/2005 $1,856 CA
3%
6327416	CCCCC0 11/24/2004 3   11/24/2007  $42,826  9/26/2005 $2,043 NV
5%
6327939	CCCCC0 12/1/2004  3   12/1/2007	  $24,526  9/13/2005 $196   OH
	 1%
6327499	CCCCC0 12/2/2004  3   12/2/2007	  $85,782  9/22/2005 $3,371 CA
	 4%
6328015	CCCCC0 12/2/2004  3   12/2/2007	  $81,221  9/6/2005  $3,246 CA
	 4%
6327535	CCCCC0 12/9/2004  3   12/9/2007	  $96,418  9/2/2005  $3,709 CA
	 4%
6328195	CCCCC0 12/17/2004 3   12/17/2007  $74,335  9/29/2005 $1,487 VA
2%
6327238	CCCCC0 12/17/2004 3   12/17/2007  $27,165  9/8/2005  $1,167 GA
4%
6327679	CCCCC0 12/22/2004 3   12/22/2007  $35,900  9/1/2005  $1,525 AZ
4%
6327345	CCCCC0 12/27/2004 3   12/27/2007  $36,218  9/22/2005 $1,356 AZ
4%
6327605	CCCCC0 12/31/2004 3   12/31/2007  $27,094  9/29/2005 $1,355 FL
5%
6326127	CCCCC0 10/18/2004 4   10/18/2008  $63,478  9/9/2005  $571   GA
1%
6326013	CCCCC0 8/20/2004  5   8/20/2009	  $33,551  9/9/2005  $671   VA
	 2%
6326322	CCCCC0 10/27/2004 5   10/27/2009  $34,878  9/6/2005  $1,532 CA
4%
6326412	CCCCC0 10/29/2004 5   10/29/2009  $52,521  9/16/2005 $1,394 CA
3%

Section Four

Analytics
2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S2 FICO Distribution by Status
Mortgage Data Through: October 31, 2005
FICO	Delinquency	Percentage
510	Current	0
550	Current	0
570	Current	0
580	Current	0.012
580	Delinquent	0.022
580	Paid Off	0.015
590	Current	0.021
590	Delinquent	0.099
590	Paid Off	0.025
600	Current	0.027
600	Delinquent	0.073
600	Paid Off	0.025
610	Current	0.032
610	Delinquent	0.048
610	Paid Off	0.028
620	Current	0.037
620	Delinquent	0.073
620	Paid Off	0.039
630	Current	0.048
630	Delinquent	0.092
630	Paid Off	0.053
640	Current	0.051
640	Delinquent	0.073
640	Paid Off	0.056
650	Current	0.057
650	Delinquent	0.04
650	Paid Off	0.052
660	Current	0.063
660	Delinquent	0.081
660	Paid Off	0.067
670	Current	0.074
670	Delinquent	0.088
670	Paid Off	0.063
680	Current	0.087
680	Delinquent	0.07
680	Paid Off	0.085
690	Current	0.078
690	Delinquent	0.04
690	Paid Off	0.08
700	Current	0.069
700	Delinquent	0.048
700	Paid Off	0.08
710	Current	0.057
710	Delinquent	0.044
710	Paid Off	0.065
720	Current	0.055
720	Delinquent	0.029
720	Paid Off	0.039
730	Current	0.049
730	Delinquent	0.04
730	Paid Off	0.039
740	Current	0.044
740	Delinquent	0.004
740	Paid Off	0.044
750	Current	0.04
750	Paid Off	0.034
760	Current	0.031
760	Delinquent	0.015
760	Paid Off	0.033
770	Current	0.024
770	Delinquent	0.011
770	Paid Off	0.032
780	Current	0.018
780	Delinquent	0.004
780	Paid Off	0.022
790	Current	0.012
790	Delinquent	0.004
790	Paid Off	0.01
800	Current	0.007
800	Delinquent	0.004
800	Paid Off	0.008
810	Current	0.003
810	Paid Off	0.004
820	Current	0.001
820	Paid Off	0.001

Status # of Loans	Average	Std. Deviation
Current	5,983	684	50.64
Delinquent	273	653	46.979
Paid Off	1,704	684	51.389
Total:	7,960

2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S2 FICO Distribution by Status
Mortgage Data Through: October 31, 2005
FICO	Delinquency	Percentage
510	Current	0
550	Current	0
570	Current	0
580	Current	0.012
580	Delinquent	0.022
580	Paid Off	0.015
590	Current	0.021
590	Delinquent	0.099
590	Paid Off	0.025
600	Current	0.027
600	Delinquent	0.073
600	Paid Off	0.025
610	Current	0.032
610	Delinquent	0.048
610	Paid Off	0.028
620	Current	0.037
620	Delinquent	0.073
620	Paid Off	0.039
630	Current	0.048
630	Delinquent	0.092
630	Paid Off	0.053
640	Current	0.051
640	Delinquent	0.073
640	Paid Off	0.056
650	Current	0.057
650	Delinquent	0.04
650	Paid Off	0.052
660	Current	0.063
660	Delinquent	0.081
660	Paid Off	0.067
670	Current	0.074
670	Delinquent	0.088
670	Paid Off	0.063
680	Current	0.087
680	Delinquent	0.07
680	Paid Off	0.085
690	Current	0.078
690	Delinquent	0.04
690	Paid Off	0.08
700	Current	0.069
700	Delinquent	0.048
700	Paid Off	0.08
710	Current	0.057
710	Delinquent	0.044
710	Paid Off	0.065
720	Current	0.055
720	Delinquent	0.029
720	Paid Off	0.039
730	Current	0.049
730	Delinquent	0.04
730	Paid Off	0.039
740	Current	0.044
740	Delinquent	0.004
740	Paid Off	0.044
750	Current	0.04
750	Paid Off	0.034
760	Current	0.031
760	Delinquent	0.015
760	Paid Off	0.033
770	Current	0.024
770	Delinquent	0.011
770	Paid Off	0.032
780	Current	0.018
780	Delinquent	0.004
780	Paid Off	0.022
790	Current	0.012
790	Delinquent	0.004
790	Paid Off	0.01
800	Current	0.007
800	Delinquent	0.004
800	Paid Off	0.008
810	Current	0.003
810	Paid Off	0.004
820	Current	0.001
820	Paid Off	0.001

Status	# of Loans	Average	Std. Deviation
Current	5,983	684	50.64
Delinquent	273	653	46.979
Paid Off	1,704	684	51.389
Total:	7,960

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S2 FICO Distribution by Status
Mortgage Data Through: October 31, 2005
FICO	Delinquency	Percentage
510	Current	0
550	Current	0
570	Current	0
580	Current	0.012
580	Delinquent	0.022
580	Paid Off	0.015
590	Current	0.021
590	Delinquent	0.099
590	Paid Off	0.025
600	Current	0.027
600	Delinquent	0.073
600	Paid Off	0.025
610	Current	0.032
610	Delinquent	0.048
610	Paid Off	0.028
620	Current	0.037
620	Delinquent	0.073
620	Paid Off	0.039
630	Current	0.048
630	Delinquent	0.092
630	Paid Off	0.053
640	Current	0.051
640	Delinquent	0.073
640	Paid Off	0.056
650	Current	0.057
650	Delinquent	0.04
650	Paid Off	0.052
660	Current	0.063
660	Delinquent	0.081
660	Paid Off	0.067
670	Current	0.074
670	Delinquent	0.088
670	Paid Off	0.063
680	Current	0.087
680	Delinquent	0.07
680	Paid Off	0.085
690	Current	0.078
690	Delinquent	0.04
690	Paid Off	0.08
700	Current	0.069
700	Delinquent	0.048
700	Paid Off	0.08
710	Current	0.057
710	Delinquent	0.044
710	Paid Off	0.065
720	Current	0.055
720	Delinquent	0.029
720	Paid Off	0.039
730	Current	0.049
730	Delinquent	0.04
730	Paid Off	0.039
740	Current	0.044
740	Delinquent	0.004
740	Paid Off	0.044
750	Current	0.04
750	Paid Off	0.034
760	Current	0.031
760	Delinquent	0.015
760	Paid Off	0.033
770	Current	0.024
770	Delinquent	0.011
770	Paid Off	0.032
780	Current	0.018
780	Delinquent	0.004
780	Paid Off	0.022
790	Current	0.012
790	Delinquent	0.004
790	Paid Off	0.01
800	Current	0.007
800	Delinquent	0.004
800	Paid Off	0.008
810	Current	0.003
810	Paid Off	0.004
820	Current	0.001
820	Paid Off	0.001

Status	# of Loans	Average	Std. Deviation
Current	5,983	684	50.64
Delinquent	273	653	46.979
Paid Off	1,704	684	51.389
Total:	7,960

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S2 FICO Distribution by Status
Mortgage Data Through: October 31, 2005
FICO	Delinquency	Percentage
510	Current	0
550	Current	0
570	Current	0
580	Current	0.012
580	Delinquent	0.022
580	Paid Off	0.015
590	Current	0.021
590	Delinquent	0.099
590	Paid Off	0.025
600	Current	0.027
600	Delinquent	0.073
600	Paid Off	0.025
610	Current	0.032
610	Delinquent	0.048
610	Paid Off	0.028
620	Current	0.037
620	Delinquent	0.073
620	Paid Off	0.039
630	Current	0.048
630	Delinquent	0.092
630	Paid Off	0.053
640	Current	0.051
640	Delinquent	0.073
640	Paid Off	0.056
650	Current	0.057
650	Delinquent	0.04
650	Paid Off	0.052
660	Current	0.063
660	Delinquent	0.081
660	Paid Off	0.067
670	Current	0.074
670	Delinquent	0.088
670	Paid Off	0.063
680	Current	0.087
680	Delinquent	0.07
680	Paid Off	0.085
690	Current	0.078
690	Delinquent	0.04
690	Paid Off	0.08
700	Current	0.069
700	Delinquent	0.048
700	Paid Off	0.08
710	Current	0.057
710	Delinquent	0.044
710	Paid Off	0.065
720	Current	0.055
720	Delinquent	0.029
720	Paid Off	0.039
730	Current	0.049
730	Delinquent	0.04
730	Paid Off	0.039
740	Current	0.044
740	Delinquent	0.004
740	Paid Off	0.044
750	Current	0.04
750	Paid Off	0.034
760	Current	0.031
760	Delinquent	0.015
760	Paid Off	0.033
770	Current	0.024
770	Delinquent	0.011
770	Paid Off	0.032
780	Current	0.018
780	Delinquent	0.004
780	Paid Off	0.022
790	Current	0.012
790	Delinquent	0.004
790	Paid Off	0.01
800	Current	0.007
800	Delinquent	0.004
800	Paid Off	0.008
810	Current	0.003
810	Paid Off	0.004
820	Current	0.001
820	Paid Off	0.001

Status	# of Loans	Average	Std. Deviation
Current	5,983	684	50.64
Delinquent	273	653	46.979
Paid Off	1,704	684	51.389
Total:	7,960

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S2 Mortgage Purpose Distribution
Mortgage Data Through: October 31, 2005


Origination Statistics	Current Loans


Purpose	Number	Percentage	Purpose	Number	Percentage
Cash-out refinance 	940	11.8%	Cash-out refinance 	686	11.5%
Purchase	6,734	84.6%	Purchase	5,080	84.9%

Rate/term refinance 	278	3.5%	Rate/term refinance 	212	3.5%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
Other	10	0.1%	Other	5	0.1%

Total	7,962	100%	Total	5,983	100%


Delinquent Loans	Paid Off Loans


Purpose	Number	Percentage	Purpose	Number	Percentage

Cash-out refinance 	36	13.2%	Cash-out refinance 	217	12.7%
Purchase	226	82.8%	Purchase	1,427	83.7%

Rate/term refinance 	11	4.0%	Rate/term refinance 	55	3.2%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
Other	0	0.0%	Other	5	0.3%

Total	273	100%	Total	1,704	100%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S2 FICO Distribution by Status
Mortgage Data Through: October 31, 2005
FICO	Delinquency	Percentage
510	Current	0
550	Current	0
570	Current	0
580	Current	0.012
580	Delinquent	0.022
580	Paid Off	0.015
590	Current	0.021
590	Delinquent	0.099
590	Paid Off	0.025
600	Current	0.027
600	Delinquent	0.073
600	Paid Off	0.025
610	Current	0.032
610	Delinquent	0.048
610	Paid Off	0.028
620	Current	0.037
620	Delinquent	0.073
620	Paid Off	0.039
630	Current	0.048
630	Delinquent	0.092
630	Paid Off	0.053
640	Current	0.051
640	Delinquent	0.073
640	Paid Off	0.056
650	Current	0.057
650	Delinquent	0.04
650	Paid Off	0.052
660	Current	0.063
660	Delinquent	0.081
660	Paid Off	0.067
670	Current	0.074
670	Delinquent	0.088
670	Paid Off	0.063
680	Current	0.087
680	Delinquent	0.07
680	Paid Off	0.085
690	Current	0.078
690	Delinquent	0.04
690	Paid Off	0.08
700	Current	0.069
700	Delinquent	0.048
700	Paid Off	0.08
710	Current	0.057
710	Delinquent	0.044
710	Paid Off	0.065
720	Current	0.055
720	Delinquent	0.029
720	Paid Off	0.039
730	Current	0.049
730	Delinquent	0.04
730	Paid Off	0.039
740	Current	0.044
740	Delinquent	0.004
740	Paid Off	0.044
750	Current	0.04
750	Paid Off	0.034
760	Current	0.031
760	Delinquent	0.015
760	Paid Off	0.033
770	Current	0.024
770	Delinquent	0.011
770	Paid Off	0.032
780	Current	0.018
780	Delinquent	0.004
780	Paid Off	0.022
790	Current	0.012
790	Delinquent	0.004
790	Paid Off	0.01
800	Current	0.007
800	Delinquent	0.004
800	Paid Off	0.008
810	Current	0.003
810	Paid Off	0.004
820	Current	0.001
820	Paid Off	0.001

Status	# of Loans	Average	Std. Deviation
Current	5,983	684	50.64
Delinquent	273	653	46.979
Paid Off	1,704	684	51.389
Total:	7,960

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S2 Conditional Prepayment Rates
Mortgage Data Through: October 31, 2005
Date	Distribution Date	CPR	3-Month MA	6-Month MA  12-Month MA
10/31/2005	11/25/2005	49.28%	44.80%	39.36%
9/30/2005	10/25/2005	41.58%	39.48%
8/31/2005	9/25/2005	43.24%	37.87%
7/31/2005	8/25/2005	33.15%	33.37%
6/30/2005	7/25/2005	36.79%
5/31/2005	6/25/2005	30.01%
4/30/2005	5/25/2005	17.30%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S2 Delinquent Balance Over Time
Mortgage Data Through: October 31, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
4/30/2005	2277062.7	1075725.37	0	0	0
5/31/2005	4977216.24	1705975.92	809382.84	84263.83       0
6/30/2005	3986734.87	2760646.72	1645051.41	121013.83      0
7/31/2005	4851889.16	2245800.86	3100727.54	493559.83      0
8/31/2005	3728356.71	2950519.27	3381928.32	808124.32      0
9/30/2005	5169895.71	2397672.29	5154273.31	581549.18      0
10/31/2005      4691684.83      3004146.82      5609969.53      1196590.33     0

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S2 Delinquent Count Over Time
Mortgage Data Through: October 31, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
4/30/2005	51	18	0	0	0
5/31/2005	92	39	15	2	0
6/30/2005	74	49	37	3	0
7/31/2005	94	38	61	9	0
8/31/2005	78	48	67	16	0
9/30/2005	101	46	99	11	0
10/31/2005	91	50	112	20	0

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.